UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	October 25, 2005

INSITUFORM TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10786	13-3032158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 Spirit 40 Park Drive, Chesterfield, Missouri	63005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number,
including area code	(636) 530-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[    ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[    ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[    ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 25, 2005, the Board of Directors of Insituform Technologies, Inc. (the “Company”) amended several sections of the Company’s Amended and Restated By-Laws effective as of October 25, 2005. A copy of the Amended and Restated By-Laws of the Company, as amended through October 25, 2005, is attached hereto as Exhibit 3.1 and incorporated herein by reference.

The changes to the Amended and Restated By-Laws were as follows:

Section	Previous By-Laws	By-Laws as Amended

Section 2.03 - Place of Meeting	Place may be designated (i) by Board; or (ii) in waiver of notice signed by all record stockholders. If no place is designated, then meeting shall be held at Company’s principal office.	Meeting shall be held at any place designated by person calling meeting and specified in notice.
Section 2.04 - Notice of Meeting	Notice must be given no less than 10 or more than 50 days prior to meeting.	Notice must be given no less than 10 or more than 60 days prior to meeting.
Section 2.05 - Waiver of Notice	Notice of meeting may be waived in writing.	Notice of meeting may be waived (i) in writing; or (ii) by attendance at meeting, unless attendance is for express purpose of objecting, in writing at beginning of meeting, to improper notice.
Section 2.06 - Closing of Transfer Books or Fixing of Record Date	Record Date, if not designated by Board, shall be date on which meeting notice is mailed.	Record Date, if not designated by Board, shall be day immediately preceding date on which notice is mailed.
Section 2.09 - Proxies	Duration of proxy not specified.	Duration of proxy limited to 13 months.
Section 2.10 - Voting	Election of directors decided by plurality vote.	Provision expanded to provide that election of directors decided by plurality vote based upon number of directorships designated by Board as subject to election.
Previous section regarding Order of Business	Roll call, proof or waiver of notice, reading of minutes of prior meeting, etc.	Deleted.

Section	Previous By-Laws	By-Laws as Amended

Section 3.02 - Number of Directors and Tenure	Board shall consist of 9 directors, subject to increase or decrease at any time exclusively pursuant to Board resolution adopted by majority of directors.
Provision expanded to provide that each director shall hold office until such director’s successor has been duly elected and qualified; provided, however, each director’s term shall expire at next annual meeting or next special meeting called for election of directors, unless such director is re-elected by stockholders.

Section 3.05 - Presence at Meetings	No provision regarding presence at meetings.	Meeting may be held by conference telephone or similar communications equipment, provided all participants can hear each other.

Section 3.06 - Notice of Meeting	Notice may be given by personal delivery, telegram, telecopy or United States mail.	Notice may be given by personal delivery, facsimile, electronic mail or United States mail.

Section 3.07 - Waiver of Notice	Notice of meeting may be waived (i) in writing; or (ii) by attendance at meeting, unless attendance is for express purpose of objecting to improper notice.	Provision expanded to require delivery of objection in writing at beginning of meeting, if director attends meeting for purpose of objecting to improper notice.

Section 3.09 - Manner of Acting	Act of Board requires majority vote of directors at meeting at which quorum is present.	Act of Board requires majority vote of directors at meeting at which quorum is present . Shall act only as Board, and not individually.

Section 3.11 - Action without a Meeting	No provision regarding action by unanimous written consent.	Directors may act by unanimous written consent in lieu of meeting.

Section 3.12 - Removal of Directors	Directors may be removed by stockholders only for cause.	Directors may be removed by stockholders with or without cause.

Section 3.14 - Newly Created Directorships and Vacancies	Board may fill any vacancy or newly created directorship resulting from increase in number of directors.
Provision expanded to provide that term of each director chosen to fill a vacancy shall expire at next annual meeting or next special meeting called for election of all directors, unless such director is re-elected by stockholders.

Section	Previous By-Laws	By-Laws as Amended

Section 3.16 - Committees	Board may designate committees among members.	Provision expanded to (i) grant committees power and authority of Board in management of Company, to the extent provided by Board resolution; and (ii) set forth duty of committees to report to Board.

Previous section regarding Notice and Approval of Certain Actions
Any director proposing to amend Certificate of Incorporation or By-laws or change Board structure, composition or governance must provide at least 7 days’ prior written notice to each Board member. Approval of such proposal requires majority vote of directors.
Deleted.

Section 4.04 - Resignation	No provision regarding resignation of officers.
Any officer may resign at any time by written notice to Board, Chief Executive Officer or Secretary. Resignation shall take effect at time specified or, if no time specified, upon receipt by the Board or respective officer, provided the Board may terminate an officer sooner than the date specified in the resignation. Acceptance of resignation not required to make it effective.

Article V - Indemnification	No provision regarding indemnification.	Company shall indemnify its officers and directors to full extent permitted by Delaware law and may indemnify all other persons whom it may indemnify pursuant thereto.

Section 7.03 - Lost, Stolen, Destroyed or Mutilated Certificates	No provision regarding lost, stolen, destroyed or mutilated certificates.
Any lost, stolen, destroyed or mutilated certificate may be replaced by another upon (i) proof of loss, theft, destruction or mutilation; and (ii) issuance of indemnity bond to Company, unless such bond requirement is waived by Board.

Section	Previous By-Laws	By-Laws as Amended

Article XI - Severability	No provision regarding severability.	If any By-law provision is held invalid or unenforceable, remaining provisions shall remain valid and enforceable to fullest extent permitted by law.

Article XII - Amendments
By-laws may be amended, altered or repealed by majority
vote of directors or stockholders; provided, however,
amendment with respect to change in size of Board
requires 80% vote of directors or majority vote of
stockholders.
By-laws may be amended, altered or repealed by majority vote of directors or stockholders.

Item 9.01. Financial Statements and Exhibits.

(c)      Exhibits.

See the Index to Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSITUFORM TECHNOLOGIES, INC.

By:  /s/ David F. Morris
David F. Morris
Vice President, General Counsel and Secretary

Date: October 31, 2005

INDEX TO EXHIBITS

These exhibits are numbered in accordance with the Exhibit Table of Item 6.01 of Regulation S-K.

Exhibit	Description

3.1	Amended and Restated By-Laws of Insituform Technologies, Inc., as amended through October 25, 2005.